UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 12, 2018

NOVAGEN INGENIUM INC
(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Parkway, Ste 500s, Las Vegas, Nevada	89169-6014
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A. Appointment of Grant Luff as a Director

On July 12, 2018, the Board of Directors of the Registrant appointed Grant Luff as a director of the Registrant to hold such office until his successor is duly elected and qualified.

Since 2013 Grant Luff has been the Chief Executive Officer of Border Express Pty Ltd, a mid-tier transport, warehouse and distribution company in Australia. Mr. Luff has acted in key roles developing and overseeing finance, information technology, safety, training, compliance and people wellbeing. From 2017, Mr. Luff changed roles to act as warehouse director and Chief Risk Officer for Border Express.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN INGENIUM INC

Date: July 16, 2018	By:	/s/ Micheal P Nugent
Micheal P Nugent
President & CEO

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